Exhibit 99.3

IFF & Frutarom Creating a Global Leader in Taste, Scent & Nutrition May 7, 2018

Cautionary Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding IFF’s or Frutarom’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward-looking statements. Statements in this presentation concerning IFF’s or Frutarom’s business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, and product or services line growth, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting management’s best judgment based upon currently available information. Risks and uncertainties related to IFF’s proposed acquisition of Frutarom include, but are not limited to, the inability to obtain required regulatory approvals for the acquisition, the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the acquisition, the inability to obtain the requisite Frutarom shareholder approval of the transaction, the risk that a condition to closing of the acquisition may not be satisfied on a timely basis or at all, the failure of the proposed transaction to close for any other reason, uncertainties as to access to available financing (including financing for the acquisition or refinancing of IFF or Frutarom debt) on a timely basis and on reasonable terms, the impact of IFF’s proposed financing on its liquidity and flexibility to respond to other business opportunities, whether the acquisition will have the accretive effect on IFF’s earnings or cash flows that it expects, the inability to obtain, or delays in obtaining, cost savings and synergies from the acquisition, costs and difficulties related to the integration of Frutarom’s businesses and operations with IFF businesses and operations, unexpected costs, liabilities, charges or expenses resulting from the acquisition, adverse effects on IFF’s stock price resulting from the acquisition, the inability to retain key personnel, and potential adverse reactions, changes to business relationships or competitive responses resulting from the acquisition. Factors that could cause IFF’s actual results to differ materially include, but are not limited to: (1) macroeconomic trends affecting the emerging markets; (2) IFF’s ability to implement and adapt its refreshed Vision 2020 strategy; (3) IFF’s ability to successfully identify and complete acquisitions in line with its Vision 2020 strategy, and to realize the anticipated benefits of those acquisitions; (4) IFF’s ability to realize the benefits of its cost and productivity initiatives, (5) the impact of the disruption in supply of citral from BASF on the price and availability of citral in 2018; (6) IFF’s ability to effectively compete in its market, and to successfully develop new, cost-effective and competitive products that appeal to its customers and consumers; (7) changes in consumer preferences and demand for IFF’s products or a decline in consumer confidence and spending; (8) IFF’s ability to benefit from its investments and expansion in emerging markets; (9) the impact of recently enacted U.S. tax legislation on IFF’s effective tax rate in 2018 and beyond; (10) the impact of currency fluctuations or devaluations in the principal foreign markets in which it operates; (11) the economic and political risks associated with IFF’s international operations, including challenging economic conditions in China and Latin America; (12) the impact of any failure or interruption of IFF’s key information technology systems or a breach of information security; (13) IFF’s ability to attract and retain talented employees; (14) IFF’s ability to comply with, and the costs associated with compliance with U.S. and foreign environmental protection laws; (15) IFF’s ability to realize expected cost savings and efficiencies from its profitability improvement initiative and other optimization activities; (16) volatility and increases in the price of raw materials, energy and transportation; (17) price realization in a rising input cost environment (18) fluctuations in the quality and availability of raw materials; (19) the impact of a disruption in IFF’s supply chain or its relationship with its suppliers; (20) any adverse impact on the availability, effectiveness and cost of IFF’s hedging and risk management strategies; (21) IFF’s ability to successfully manage its working capital and inventory balances; (22) uncertainties regarding the outcome of, or funding requirements related to litigation or settlement of pending litigation uncertain tax positions or other contingencies; (23) the effect of legal and regulatory developments, as well as restrictions or costs that may be imposed on IFF or its operations by U.S. and foreign governments; (24) adverse changes in federal, state, local and international tax legislation or policies, including with respect to transfer pricing and state aid, and adverse results of tax audits, assessments, or disputes; and (25) changes in market conditions or governmental regulations relating to our pension and postretirement obligations. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on IFF’s business. In addition to the factors set forth above, other factors that may affect IFF’s plans, results or stock price are set forth in IFF’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Many of these factors are beyond IFF’s control and IFF cautions investors that any forward-looking statements made by IFF are not guarantees of future performance. IFF disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.    2

Important Additional Information & Where to Find It This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. IFF will file with the SEC a registration statement on Form S-4 that will include a proxy statement of Frutarom that also constitutes a prospectus of IFF. INVESTORS AND SECURITY HOLDERS OF FRUTAROM ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement (when available) and other documents filed with the SEC by the parties through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by IFF will be available free of charge on IFF’s internet website at ir.iff.com. 3

Conference Call Participants Andreas Fibig Ori Yehudai Richard O’Leary Chairman & Chief Executive Officer, President & Chief Executive Officer, Executive Vice President & IFF Frutarom Chief Financial Officer, IFF    4

Agenda IFF & Frutarom: A Compelling Combination IFF Q1 2018 Earnings Results & FY 2018 Outlook Q&A Discussion

A Compelling Combination Establishes a global leader in natural taste, scent and nutrition with expected 2018 pro-forma sales of $5.3 billion Unique position in natural solutions Brings new opportunities in attractive and fast-growing adjacencies, including enzymes, antioxidants, health ingredients and natural colors Strengthens IFF’s exposure to fast-growing small- and mid-sized customers Expected to be double-digit cash EPS accretive in year two    Combined company expects to realize $145 million in run-rate cost synergies Additional value driven by cross-selling and integrated solutions Strong talent comprising extraordinarily talented employees globally 6

Enhanced Value for Shareholders • IFF to acquire Frutarom for $106.25* per share; 67% cash / 33% stock C O N S I DE RA TIO N • Represents $71.19 per share in cash and 0.249 of a share of IFF common stock • Transaction valued at ~$7.1 billion, including assumption of Frutarom’s net debt • Represents a 13% premium to Frutarom’s 30-day VWAP for the period ended May 6, 2018, VA L UE and an 11% premium based on the closing price on May 6, 2018, at current exchange rates • Reflects a multiple of 20.3x of Frutarom’s expected 2018 EBITDA, and 14.3x expected 2018 EBITDA inclusive of full run-rate cost synergies • Expected to be neutral to IFF’s adjusted EPS on an adjusted cash basis for the first full year VA L UE and double-digit accretive to adjusted cash EPS in the second full year C R E A TI O N • Expect to realize approximately $145 million of run-rate cost synergies by the third full year after close; in addition cross-selling and integrated solutions providing revenue synergies opportunities Note: *Based on IFF 10 day VWAP for the period ending May 4, 2018    7

Foundation for Growth • Cash consideration expected to be financed with a combination of existing cash on hand, new debt raised and new equity FI N A N C IN G • Commitment to maintain investment grade credit rating; reduce leverage to 3.0x adjusted EBITDA or lower within 18-24 months after closing • Fully committed bridge financing in place; transaction not subject to a financing condition • IFF expected to maintain its quarterly dividend consistent with prior guidance C A PI TA L • Repurchase program suspended to prioritize debt reduction A L L OC A TION • Frutarom shareholders will receive special dividend equal to 0.249 of the per share value of IFF dividends with record date between now and closing • Andreas Fibig, Chairman and Chief Executive Officer of IFF L EADER SHI P • Ori Yehudai, President and CEO of Frutarom will serve as strategic advisor • Experienced management teams, with strong integration roadmap • Targeted to close in six to nine months C L OS I NG • Affiliates of ICC Industries Inc. representing 36% of Frutarom’s outstanding shares agreed to vote its shares in favor of the transaction    8

Frutarom’s Impressive Growth Story 23%1 Sales in $M ~2,250 ~22%1 268 EBITDA Revenue 217 Above 170 1,600 152 1,362 120 1,147 100 80 873 820 66 49 618 674 32 518 14 425 9 287 197 81 108 2000 2002 2004 2006 2009 2011 2012 2013 2014 2015 2016 2017 2018E 2020 (1) Core business EBITDA Previously Announced Target    16x 30x >$1.7B Growth in sales, 2000-2017 Growth in EBITDA , 2000-2017 Run-rate 2018 estimated revenue    9

Frutarom’s Business Profile Taste Solutions 75% OF SALES • Unique, high quality creation of sweet and savory flavors for food and beverage • Leader in value-added functional savory solutions • Comprehensive sweet and savory food systems • Unique technologies for fruit, spice, vegetable, meat and fish preparations    Fine Ingredients 18% OF SALES • Innovative, science-based health ingredients for phyto-pharmaceuticals, dietary supplements, functional food, specialty infant & elderly nutrition and cosmetics & personal care • Supports growing demand for natural health & beauty • Specialty botanical extracts, distillates, essential oils and aroma chemicals • Array of natural colors for food, beverage & cosmetics • Natural anti-oxidants and anti-microbials • Biotechnology-based products for natural food preservation and shelf life extension Trade & Marketing 7% OF SALES 2017 Annual Sales    Attractive Business Profile in Taste Solutions & Fine Ingredients Geared to Growth    10

Compelling Strategic Rationale N A TUR A L • Creates global leader in natural solutions • Well-positioned to address customer & consumer demands • Expands beyond flavors and fragrances into fast-growing POR TFOL I O categories of natural colors, enzymes, antioxidants & health ingredients • Comprehensive portfolio with integrated solutions    • Significantly increases exposure to fast-growing C US TOMER S small- and mid-sized customers, including private label • Opportunity to leverage Tastepointâ„ model    11

Compelling Product Portfolio Leading in Naturals Capabilities Natural Extracts Natural Botanicals Natural Antioxidants Natural Colors Scent Taste Nutrition Fragrance Flavor Health & Wellness Top-tier player in Leader in the Unique exposure the Fragrance market Flavor market to prioritized Adjacencies 12

IFF & Frutarom Creates a Global Leader $6 5.3 $4 3.7 $2 1.6 $0 + Estimated 2018 Total Sales ($B) 13

Differentiating Portfolio of Fast-Growing Categories E x p e c t e d C A T E G O R I E S IFF I F F + F r u t a r o m G 14

Integrated Solutions Create New Platform for Growth • Flavors • Fragrances Robust innovation pipeline and R&D Fine • R&D and Innovation capabilities to develop Fragrance value-added solutions & Consumer bundling Cosmetic F R U T AR O M E X P E R T I S E Global operational footprint in relevant Supplements Flavor • Natural Extracts markets Savo ry • Health Ingredients Backwards integration to Beverage • Natural Food Protection secure access and ensure Naturals • Enzymes sustainability & traceability Sweet of a variety of key raw • Natural Colors Dairy materials Bakery Health & Wellness Value Added Integrated Solutions 15

Expands Exposure to Small & Mid-Sized Customers % of 2018 Sales Global Multinational Foundational Growth 40% C ustomers Opportunities 50% Local, Regional Accelerated 60% & Private Label Growth 50% Opportunities Customers 2x+ Growth Rate IFF IFF + & Flavors Flavors Increased Exposure To Faster Growing Customers    Frutarom est. sales represents total company; Source: Company estimates 16

Combination Creates Significant Synergies S I G N I F I C A N T P O T E N T I AL C O S T S Y N E R G I E S $145M Annual Cost Synergies By Third Full Year Procurement: Accelerate rationalization & harmonization Infrastructure: Optimize global footprint General & Administrative: Streamline overhead expenses    O T H E R V AL U E L E V E R S Revenue Synergies: additional value via cross-selling and integrated solutions Optimize Capital Expenditures: leverage complementary footprint for co-location and consolidation    Shared Experience to Drive Shareholder Value    17

Compelling Value Creation Opportunity Sales Accelerating Organic and Inorganic Revenue Generation    Profit EBITDA Margin Expansion via Realization of Cost and Cross-Selling Synergies    EPS Double Digit Adjusted Cash EPS Accretive 2 in Year    Cash Flow Enhanced Cash Flow to Meet Operating, Financing and Strategic Needs    Note: Cash EPS, excluding the impact of Icon-Palate driven amortization    18

Transaction Aligns with IFF’s Strategy S T R AT E G I C P R I O R I T Y F R U T AR O M I M P AC T DRIVE Drive enhancements in key R&D platforms: naturals, modulation, DIFFERENTIATION delivery, ingredients, active cosmetics and health & nutrition BALANCE Accelerate growth with regional & local customers, while strengthening CUSTOMERS IFF’s position with key large multinationals MAXIMIZE Execute superior management of category mix to support margin PORTFOLIO expansions GENERATE Pursue continuous improvement, with a focus on cost productivity & RETURN reallocation of resources to efforts that drive greatest returns Strong Alignment With Vision 2020 Strategy 19

IFF Q1 2018 Earnings Results May 7, 2018

Executive Summary: Q1 2018 Currency Neutral Sales Growth* • Broad-based growth driven by balanced contribution from both Flavors and Fragrances Currency Neutral Adjusted Operating Profit* • Principally driven by volume growth, the benefits associated with cost and productivity initiatives and favorable sales mix Currency Neutral Adjusted EPS* • Benefited primarily from adjusted operating profit growth and a more favorable year-over-year effective tax rate    Currency Neutral Performance 12% 12% 7% Adjusted Sales Adjusted Operating Profit Growth* EPS* Growth* Achieved strong growth across all financial metrics    * Currency Neutral Sales, Currency Neutral Adjusted Operating Profit and Currency Neutral Adjusted EPS are Non-GAAP metrics, please see our GAAP to Non-GAAP Reconciliation at ir.iff.com    17

Flavors Review: Q1 2018 +11%*Led by strong double-digit growth in Africa and the Middle East as well as mid-single EAME digit growth in Europe    +10%* NORTH AMERICA Driven by double-digit growth at Tastepointâ„ and strong new wins in Beverage and Dairy    (2)%* LATIN AMERICA Mid-single digit growth in the South Cone was more than offset by softness in Mexico and Colombia    +2%* GREATER ASIA Double-digit growth in India and China was muted by softness in Indonesia and the Asean region    Currency Neutral Segment Profit: +15%* * Currency Neutral Sales and Currency Neutral Adjusted Segment Profit are Non-GAAP metrics, please see our GAAP to Non-GAAP Reconciliation at ir.iff.com 22

Fragrance Review: Q1 2018 +8% TOTAL SALES* +6%* CONSUMER FRAGRANCE Growth achieved in all categories, led by high-single digit performances in Home Care, Toiletries, and Hair Care    +4%* FINE FRAGRANCE Led by strong double-digit growth in LATAM and North America    +18%* FRAGRANCE INGREDIENTS Driven by growth in nearly all regions as well as very strong double-digit growth in Cosmetic Active Ingredients    Currency Neutral Segment Profit: +12%*    * Currency Neutral Sales and Currency Neutral Adjusted Segment Profit are Non-GAAP metrics, please see our GAAP to Non-GAAP Reconciliation at ir.iff.com 23

2018 Financial Outlook ADJUSTED IMPACT OF AD JUSTED* CURRENCY NEUTRAL* CURRENCY SALES 3.0%—5.0% ~3.0 ppt 6.0%—8.0% OPERATING 5.0%—7.0% ~1.5 ppt 6.5%—8.5% PROFIT EPS 4.0%—6.0% ~1.5 ppt 5.5%—7.5%    Reconfirming 2018 Guidance; Expect to be closer to upper-end of sales & operating profit range * Currency Neutral Sales, Currency Neutral Adjusted Operating Profit and Currency Neutral Adjusted EPS are Non-GAAP metrics, please see our GAAP to Non-GAAP Reconciliation at ir.iff.com    24

Summary • IFF & Frutarom combination establishes a global leader in natural taste, scent and nutrition with expected 2018 pro-forma sales of $5.3 billion • Unique position in natural solutions, new opportunities in attractive adjacencies & strengthens exposure to fast-growing customers • Enhanced platform for sustainable, profitable growth • Strong talent of extraordinarily talented employees globally • 2018 started very well, with robust growth across all key financial metrics • Reconfirming 2018 guidance, with operating profit & EPS at upper end of range 25

NTERNATIONAL FLAVORS & FRAGRANCES Q&A